UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

FIRST WESTERN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1900 16th Street, Suite 1200
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303.531.8100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	The Nasdaq Stock Market LLC

Item 5.07             Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders (the “Annual Meeting”) on June 9, 2021. At the Annual Meeting, the Company’s shareholders (i) elected eleven directors to serve on the Company’s board of directors until the Company’s 2022 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal and (ii) ratified the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities Exchange Commission (the “SEC”), on April 29, 2021. The final voting results for each proposal are presented below.

Proposal 1 – Election of Directors

At the Annual Meeting, the Company’s  shareholders elected eleven directors to serve on the Company’s board of directors until the Company’s 2022 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal. The table below presents the final voting results for this proposal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott C. Wylie	5,426,283	44,946	632,212
Julie A. Caponi	5,421,924	49,305	632,212
Julie A. Courkamp	5,300,676	170,553	632,212
David R. Duncan	5,431,059	40,170	632,212
Thomas A. Gart	5,433,805	37,424	632,212
Patrick H. Hamill	5,416,880	54,349	632,212
Luke A. Latimer	5,368,909	102,320	632,212
Scott C. Mitchell	5,435,944	35,285	632,212
Eric D. Sipf	5,416,462	54,767	632,212
Mark L. Smith	5,377,410	93,819	632,212
Joseph C. Zimlich	5,334,075	137,154	632,212

Proposal 2 – Ratification of Appointment of Crowe LLP as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021. The table below presents the final voting results for this proposal:

Votes For	Votes Against	Abstentions
6,059,465	43,881	95

Item 9.01             Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: June 10, 2021	By: /s/ Scott C. Wylie
Scott C. Wylie

Chairman, Chief Executive Officer and President

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